Filed Pursuant to Rule 497(a)

File No. 333-277540

Rule 482ad

FIDUS INVESTMENT CORPORATION PRICES PUBLIC OFFERING OF

$100 MILLION OF 6.750% NOTES DUE 2030

EVANSTON, Ill., October 1, 2025 – Fidus Investment Corporation (NASDAQ: FDUS) (“Fidus” or the “Company”) today announced that it has priced an underwritten public offering of an additional $100 million aggregate principal amount of 6.750% notes due 2030 (the “Notes”).

The Notes will constitute a further issuance of, have the same terms (except the issue date, the offering price and the initial interest payment date) as, rank equally in right of payment with, and be fungible and form a single series with the $100 million in aggregate principal amount of the 6.750% notes due 2030 that the Company initially issued on March 19, 2025. Upon the issuance of the Notes, the outstanding aggregate principal amount of the Company’s 6.750% notes due 2030 will be $200 million.

The Notes will mature on March 19, 2030, and may be redeemed in whole or in part at the Company’s option at any time prior to September 19, 2029 at par plus a “make-whole” premium, and at par thereafter. The Notes will bear interest at a rate of 6.750% per year payable semi-annually on March 19 and September 19 of each year. The offering is expected to close on October 3, 2025, subject to the satisfaction of customary closing conditions.

The Company intends to use the net proceeds from this offering to redeem in full the outstanding 4.75% notes due 2026 of the Company.

Raymond James & Associates, Inc. and ING Financial Markets LLC are acting as book-runners for this offering. Keefe, Bruyette & Woods, A Stifel Company and Oppenheimer & Co. Inc. are acting as lead managers for this offering. B. Riley Securities, Inc. and Clear Street LLC are acting as co-managers for this offering.

Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated October 1, 2025, the pricing term sheet dated October 1, 2025, and the accompanying prospectus dated May 8, 2024, each of which has been filed with the Securities and Exchange Commission (the “SEC”), contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of the Notes referred to in this press release, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement (File No. 333-277540) relating to the Notes was filed and has been declared effective by the SEC.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement and a related preliminary prospectus supplement, which may be obtained for free by visiting the SEC’s website at www.sec.gov or from Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, email: prospectus@raymondjames.com or by calling 800-248-8863 or ING Financial Markets LLC, 1133 Avenue of the Americas, New York, New York 10036, email: US-Bond-Syndicate@ing.com or by calling 877-446-4930.

ABOUT FIDUS INVESTMENT CORPORATION

Fidus Investment Corporation provides customized debt and equity financing solutions to lower middle-market companies, which management generally defines as U.S. based companies with revenues between $10 million and $150 million. The Company’s investment objective is to provide attractive risk-adjusted returns by generating both current income from debt investments and capital appreciation from equity related investments. Fidus seeks to partner with business owners, management teams and financial sponsors by providing customized financing for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives.

Fidus is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. In addition, for tax purposes, Fidus has elected to be treated as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended. Fidus was formed in February 2011 to continue and expand the business of Fidus Mezzanine Capital, L.P., which commenced operations in May 2007 and is licensed by the U.S. Small Business Administration as a Small Business Investment Company (SBIC).

FORWARD-LOOKING STATEMENTS

Statements included herein contain certain “forward-looking statements” within the meaning of the federal securities laws, including statements with regard to the offering of the Notes and the anticipated use of the net proceeds of the offering. Forward-looking statements can be identified by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. The forward-looking statements are based on our beliefs, assumptions and expectations of future events and our future performance, taking into account all information currently available to us. These statements are not guarantees of future events, performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including, but not limited to, changes in the financial, capital, and lending markets; general economic, geopolitical, and industry trends and other factors; dependence of the Company’s future success on the general economy and its impact on the industries in which it invests; and those described from time to time in our filings with the SEC. Any forward-looking statement speaks only as of the date on which it is made. The Company undertakes no duty to update any forward-looking statements made herein, whether as a result of new information, future developments or otherwise, except as required by law.

Company Contact:	Investor Relations Contact:
Shelby E. Sherard	Jody Burfening
Chief Financial Officer	Alliance Advisors IR
(847) 859-3938	(212) 838-3777
ssherard@fidusinv.com	jburfening@allianceadvisors.com